Exhibit 99.1

Silvergate Capital Corporation Announces Full Repayment of Silvergate Bank’s
Remaining Deposit Liabilities

11/22/2023

LA JOLLA, Calif. – Silvergate Capital Corporation (“Silvergate” or the “Company”), the holding company for Silvergate Bank (the “Bank”), today announced that, in connection with the previously disclosed plan to wind down the operations of and voluntarily liquidate the Bank in an orderly manner and in accordance with applicable regulatory processes (the “Bank Liquidation”), the Bank has fully repaid all of its remaining deposit liabilities, other than de minimis amounts amounting to less than $10,000.  Every Bank depositor has been fully repaid without risk to the Deposit Insurance Fund.  Silvergate continues to focus on implementing the Bank Liquidation.  After the Bank repaid all deposits in full, the Company, on a consolidated basis, held excess cash and cash equivalent balances.

While the Company currently holds positive cash and cash equivalent balances, the Company has contingent liabilities related to, among other things, regulatory matters and other inquiries and investigations that are pending with respect to the Company and the Bank, potential liabilities resulting from various litigation with respect to the Company (including private litigation) and the Bank Liquidation, and is unable to quantify the amounts of such contingent liabilities. In addition, the Company has expenses necessary for the operation of the Company and/or the Bank, employee benefits and compensation and fees and expenses of professionals retained by the Company in connection with the Bank Liquidation and such regulatory matters, investigations and litigation.  Therefore, there can be no assurance of the Company’s ability to maintain positive cash and cash equivalent balances or adequate capital and reserves through the Bank Liquidation.

Forward-Looking Statements

Statements in this press release may constitute forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, the Bank Liquidation and the regulatory and other inquiries and investigations that are pending with respect to the Company and the Bank, future events and our financial performance (with respect to maintaining certain levels of cash and cash equivalents, if any). These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. For information about other important factors that could cause actual results to differ materially from those discussed in the forward-looking statements contained in this release, please refer to the Company’s public reports filed with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date of this press release, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence. In addition, we cannot assess the impact of each risk and uncertainty on our business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements.